HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT
THIS HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT dated as of April 22, 2016 (this “Agreement”) is by and among each of the Persons identified as “Heartland Incremental Term B Lenders” on the signature pages hereto (each, a “Heartland Incremental Term B Lender”), Global Payments Inc., a Georgia corporation (the “Company”), certain other borrowers party hereto (together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, pursuant to that certain Credit Agreement dated as of July 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among the Borrowers, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein;
WHEREAS, pursuant to Section 2.01(e) of the Credit Agreement, the Company has requested that each Heartland Incremental Term B Lender provide a portion of a Heartland Incremental Term B Loan under the Credit Agreement; and
WHEREAS, each Heartland Incremental Term B Lender has agreed to provide a portion of a Heartland Incremental Term B Loan on the terms and conditions set forth herein and to become a “Heartland Incremental Term B Lender” under the Credit Agreement in connection therewith.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Each Heartland Incremental Term B Lender severally agrees to make a portion of a Heartland Incremental Term B Loan in a single advance to the Company on the date hereof in the amount of its respective Heartland Incremental Term B Loan Commitment; provided, that, after giving effect to such advances, the Outstanding Amount of such Heartland Incremental Term B Loan shall not exceed the aggregate amount of the Heartland Incremental Term B Loan Commitments of the Heartland Incremental Term B Lenders. The Heartland Incremental Term B Loan Commitments of each of the Heartland Incremental Term B Lenders and the Applicable Percentage of the Heartland Incremental Term B Loans for each of the Heartland Incremental Term B Lenders shall be as set forth on Schedule 2.01 attached hereto. The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 2.01 attached hereto.
2.    The Applicable Rate with respect to the portion of the Heartland Incremental Term B Loan evidenced hereby shall be a percentage per annum equal to: (a) until delivery of the first Compliance Certificate after the Heartland Acquisition Closing Date, (i) 3.50% with respect to Eurocurrency Rate Loans, and (ii) 2.50% with respect to Base Rate Loans (each of clauses (i) and (ii), as applicable, the “Base Term B Rate”) and (b) thereafter, (i) the Base Term B Rate or (ii) so long as the Leverage Ratio is not greater than 3.25 to 1.0, (A) 3.25% with respect to Eurocurrency Rate Loans and (B) 2.25% with respect to Base Rate Loans; provided, that, the Eurocurrency Base Rate shall in no event be less than zero at any time. Any increase or decrease in the Applicable Rate for the Heartland Incremental Term B Loan resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c) of the Credit Agreement; provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, the Base Term B Rate shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered; provided further that the Company shall not request any Heartland Incremental Term B Loans that are Eurocurrency Rate Loans with an Interest Period of one week and no Heartland Incremental Term B Lender shall be required to make a Heartland Incremental Term B Loan that is a Eurocurrency

Rate Loan with an Interest Period of one week. Notwithstanding anything to the contrary contained in this paragraph 2, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) of the Credit Agreement.
3.    The Heartland Incremental Term B Loan Maturity Date for the Heartland Incremental Term B Loan evidenced hereby shall be April 22, 2023.
4.    The Company shall repay to the Heartland Incremental Term B Lenders the principal amount of the Heartland Incremental Term B Loan evidenced hereby in quarterly installments on the dates set forth below as follows:

Date	Principal Amortization Payment	Date	Principal Amortization Payment
September 30, 2016	$2,612,500.00	March 31, 2020	$2,612,500.00
December 31, 2016	$2,612,500.00	June 30, 2020	$2,612,500.00
March 30, 2017	$2,612,500.00	September 20, 2020	$2,612,500.00
June 30, 2017	$2,612,500.00	December 31, 2020	$2,612,500.00
September 30, 2017	$2,612,500.00	March 31, 2021	$2,612,500.00
December 31, 2017	$2,612,500.00	June 30, 2021	$2,612,500.00
March 31, 2018	$2,612,500.00	September 30, 2021	$2,612,500.00
June 30, 2018	$2,612,500.00	December 31, 2021	$2,612,500.00
September 30, 2018	$2,612,500.00	March 31, 2022	$2,612,500.00
December 31, 2018	$2,612,500.00	June 30, 2022	$2,612,500.00
March 31, 2019	$2,612,500.00	September 30, 2022	$2,612,500.00
June 30, 2019	$2,612,500.00	December 31, 2022	$2,612,500.00
September 30, 2019	$2,612,500.00	March 31, 2023	$2,612,500.00
December 31, 2019	$2,612,500.00	Heartland Incremental Term B Loan Maturity Date	Outstanding Amount
Total:			$1,045,000,000.00
5.    Pursuant to Section 2.05(b)(iv) of the Credit Agreement, the Company shall prepay the Heartland Incremental Term B Loan in an aggregate amount equal to fifty percent (50%) (if the Leverage Ratio as of the end of such fiscal year is equal to or greater than 3.75 to 1.0), twenty-five percent (25%) (if the Leverage Ratio as of the end of such fiscal year is less than 3.75 to 1.0 but equal to or greater than 3.25 to 1.0), or zero percent (0%) (if the Leverage Ratio as of the end of such fiscal year is less than 3.25 to 1.0) of Excess Cash Flow; provided, that, the amount of any such prepayment shall be reduced in accordance with Section 2.05(b)(iv) of the Credit Agreement. Subject to Section 2.15 of the Credit Agreement, each such prepayment shall be applied ratably to the Heartland Incremental Term B Loans (in each case to the remaining scheduled principal amortization payments on a pro rata basis). Such prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Rate Loans in direct order of Interest Period maturities, shall be subject to Section 3.05 of the Credit Agreement, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.
6.    Pursuant to Section 2.05(a)(i) of the Credit Agreement, if any voluntary prepayment is made with respect to the Heartland Incremental Term B Loans within six (6) months after the Heartland Acquisition Closing Date in connection with a Repricing Event, the Company shall, on the date of such prepayment, pay to the Lenders a prepayment premium equal to one percent (1.00%) of the principal amount of the Heartland Incremental Term B Loans so prepaid.
7.    Each Heartland Incremental Term B Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Heartland Incremental Term B Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Heartland Incremental Term B Lender thereunder and shall have the obligations of a Heartland Incremental Term B Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Heartland Incremental Term B Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Heartland Incremental Term B Lender.
8.    Each of the Administrative Agent, each Borrower, and each Guarantor agrees that, as of the date hereof, each Heartland Incremental Term B Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be aa “Heartland Incremental Term B Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of a Heartland Incremental Term B Lender under the Credit Agreement and the other Loan Documents.
9.    The address of each Heartland Incremental Term B Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Heartland Incremental Term B Lender to the Administrative Agent.
10.    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
11.    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

HEARTLAND INCREMENTAL TERM B LENDERS:	BANK OF AMERICA, N.A.

By: /s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

GLOBAL PAYMENTS INC.
HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT

BORROWERS:
GLOBAL PAYMENTS INC.

By:/s/ David Green
Name: David Green
Title: Secretary

GLOBAL PAYMENTS DIRECT, INC.

By:/s/ David Green
Name: David Green
Title: Secretary

GLOBAL PAYMENTS UK LTD.
a British Company governed of the Laws of England and Wales

By:/s/ David Green
Name: David Green
Title: Director

GLOBAL PAYMENTS ACQUISITION CORPORATION 2, a Luxembourg société á responsabilité limitée, with a share capital of EUR 1,660,669.-, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grant-Duchy of Luxembourg, and regisitered with the R.C,S. under number B 139.629

By:/s/ David Green
Name: David Green
Title: Type A Manager

By:/s/ Herman-Gunter Schommarz
Name: Herman-Gunter Schommarz
Title: Type B Manager

GLOBAL PAYMENTS ACQUISITION PS 1 - GLOBAL PAYMENTS DIRECT S.E.N.C., a Luxembourg société en nom collectif, with a share capital of EUR 862,094.-, having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grant-Duchy of Luxembourg, and registered with the R.C,S. under number B 139.804

By: Global Payments Direct, Inc.,
its Manager

By:/s/ David Green
Name: David Green
Title: Secretary

GLOBAL PAYMENTS INC.
HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT

GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Netherlands limited partnership

By:     Global Payments Direct., Inc., acting in its capacity as general partner of Global Payments Acquisition PS 1 C.V., in its turn representing Global Payments Acquisition PS 1 - Global Payments Direct S.e.n.c., in its turn acting in its capacity as general partner on behalf and for the benefit of Global Payments Acquisition PS 2 C.V.

By:/s/ David Green
Name: David Green
Title: Secretary

GLOBAL PAYMENTS INC.
HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT

GUARANTORS:	GLOBAL PAYMENTS DIRECT, INC.

By:/s/ David Green
Name: David Green
Title: Secretary

GLOBAL PAYMENTS CHECK SERVICES, INC.

By: /s/ LJ Williams
Name: LJ Williams
Title: Secretary

GLOBAL PAYMENTS GAMING SERVICES, INC.

By: /s/ LJ Williams
Name: LJ Williams
Title: Secretary

GLOBAL PAYMENTS INC.
HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Maura E. Washington
Name: Maura E. Washington
Title:Vice President

GLOBAL PAYMENTS INC.
HEARTLAND INCREMENTAL TERM B LOAN LENDER JOINDER AGREEMENT